77B Accountant's Report on Internal Control


[PricewaterhouseCoopers logo]
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110-9862


              Report of Independent Registered Public Accounting Firm

To the Trustees and the Shareholders of
CMG Fund Trust


In planning and performing our audits of the financial statements of CMG Core Bond Fund, CMG High Yield Fund, CMG Short Term Bond Fund, and CMG Ultra Short Term Bond Fund (the "Funds") (each a series of CMG Fund Trust) as of and for the year ended July 31, 2005, in accordance with the standards of the Public Company Accounting Oversight Board (United States), we considered the Funds' internal control over financial reporting, including controls for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on the Funds' internal control over financial reporting as of July 31, 2005.

The management of the Funds is responsible for establishing and maintaining internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A fund's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Such internal control over financial reporting includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a fund's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the fund's ability to initiate, authorize, record, process or report external financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the fund's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

Our consideration of the Funds' internal control over financial reporting would not necessarily disclose all deficiencies in internal control over financial reporting that might be material weaknesses under standards established by the Public Company Accounting Oversight Board (United States). However, during our audits of the financial statements of the Funds as of and for the year ended July 31, 2005, we noted no deficiencies in the Funds' internal control over financial reporting, including controls for safeguarding securities, that we consider to be a material weakness as defined above as of July 31, 2005.

This report is intended solely for the information and use of management and the Board of Trustees and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.


/s/PricewaterhouseCoopers LLP
Boston, Massachusetts
September 29, 2005


[PricewaterhouseCoopers logo]
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110-9862





              Report of Independent Registered Public Accounting Firm

To the Trustees and the Shareholders of
CMG Fund Trust


In planning and performing our audits of the financial statements of CMG Small Cap Fund, CMG Small/Mid Cap Fund, CMG International Stock Fund, CMG Enhanced S&P 500 Index Fund, CMG Mid Cap Growth Fund, CMG Mid Cap Value Fund, CMG Small Cap Growth Fund, CMG Small Cap Value Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund, and CMG Strategic Equity Fund (the "Funds") (each a series of CMG Fund Trust) as of and for the year ended July 31, 2005, in accordance with the standards of the Public Company Accounting Oversight Board (United States), we considered the Funds' internal control over financial reporting, including controls for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on the Funds' internal control over financial reporting as of July 31, 2005.

The management of the Funds is responsible for establishing and maintaining internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A fund's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Such internal control over financial reporting includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a fund's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the fund's ability to initiate, authorize, record, process or report external financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the fund's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

Our consideration of the Funds' internal control over financial reporting would not necessarily disclose all deficiencies in internal control over financial reporting that might be material weaknesses under standards established by the Public Company Accounting Oversight Board (United States). However, during our audits of the financial statements of the Funds as of and for the year ended July 31, 2005, we noted no deficiencies in the Funds' internal control over financial reporting, including controls for safeguarding securities, that we consider to be a material weakness as defined above as of July 31, 2005.

This report is intended solely for the information and use of management and the Board of Trustees and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.


/s/PricewaterhouseCoopers LLP
Boston, Massachusetts
September 23, 2005


77E Legal Proceedings



On February 9, 2005, Columbia Management and Columbia Management Distributors, Inc. ("CMD," formerly named Columbia Funds Distributor, Inc.) (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the funds' independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL"). The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the funds, removal of Columbia Management and CMD, disgorgement of all management fees and monetary damages. The MDL is ongoing.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the funds and CMG. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia Funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits seek damages and allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

On March 21, 2005, purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.



77O Transactions effected pursuant to Rule 10f-3
CMG High Yield Fund (Fund)

On January 21, 2005,CMG High Yield Fund (Fund) purchased 1,150,000 par value of common stock notes of Coventry Health Care, Inc. CVH 5 7/8 1/15/12 (Securities) for a total purchase price of $1,150,000 from Lehman Brothers, Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:CIBC World Markets, Lehman Brothers, ABN Amro, BNP Paribas, BNY Capital Markets, Piper Jaffray & Co Wachovia Securities, Inc., Citigroup, Deutsche Bank Securities Inc, Goldman Sachs & Co, Bank of New York Securities, Bear Stearns & Co Inc.,Calyon New York, RBS Securities Corp, Scotia Capital Inc, Societe Generale, BMO Nesbitt Burns/ Harris Nesbitt, TD Securities, Morgan Stanley, UBS, Stephens Inc, Friedman Billings Ramsey & Co Inc, Credit Suisse First Boston Corp.


On March 3, 2005,CMG High Yield Fund (Fund) purchased 1,550,000 par value of common stock notes of Host Marriott LP 6 3/8 (Securities) for a total purchase price of $1,550,000 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:CIBC World Markets, Lehman Brothers, ABN Amro, BNP Paribas, BNY Capital Markets, Piper Jaffray & Co Wachovia Securities, Inc., Citigroup, Deutsche Bank Securities Inc, Goldman Sachs & Co, Bank of New York Securities, Bear Stearns & Co Inc.,Calyon New York, RBS Securities Corp, Scotia Capital Inc, Societe Generale, BMO Nesbitt Burns/ Harris Nesbitt, TD Securities, Morgan Stanley, UBS, Stephens Inc, Friedman Billings Ramsey & Co Inc, Credit Suisse First Boston Corp.


On March 23, 2005,CMG High Yield Fund (Fund) purchased 2,000,000 par value of common stock notes of Pogo Producing Co 6 5/8 (Securities) for a total purchase price of $1,982,020 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:CIBC World Markets, Lehman Brothers, ABN Amro, BNP Paribas, BNY Capital Markets, Piper Jaffray & Co Wachovia Securities, Inc., Citigroup, Deutsche Bank Securities Inc, Goldman Sachs & Co, Bank of New York Securities, Bear Stearns & Co Inc.,Calyon New York, RBS Securities Corp, Scotia Capital Inc, Societe Generale, BMO Nesbitt Burns/ Harris Nesbitt, TD Securities, Morgan Stanley, UBS, Stephens Inc, Friedman Billings Ramsey & Co Inc, Credit Suisse First Boston Corp.


CMG Small/Mid Cap Fund

On January 25, 2005,CMG Small/Mid Cap Fund (Fund) purchased 3,300 par value of equity of CFI Group, Inc (Securities) for a total purchase price of $69,300 from Merrill Lynch Pierce Fenner & Smith pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:CIBC World Markets, Lehman Brothers, ABN Amro, BNP Paribas, BNY Capital Markets, Piper Jaffray & Co Wachovia Securities, Inc., Citigroup, Deutsche Bank Securities Inc, Goldman Sachs & Co, Bank of New York Securities, Bear Stearns & Co Inc.,Calyon New York, RBS Securities Corp, Scotia Capital Inc, Societe Generale, BMO Nesbitt Burns/ Harris Nesbitt, TD Securities, Morgan Stanley, UBS, Stephens Inc, Friedman Billings Ramsey & Co Inc, Credit Suisse First Boston Corp.


On March 8, 2005,CMG Small/Mid Cap Fund (Fund) purchased 100 par value of equity of International Securities Exchange (Securities) for a total purchase price of $18,000 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:CIBC World Markets, Lehman Brothers, ABN Amro, BNP Paribas, BNY Capital Markets, Piper Jaffray & Co Wachovia Securities, Inc., Citigroup, Deutsche Bank Securities Inc, Goldman Sachs & Co, Bank of New York Securities, Bear Stearns & Co Inc.,Calyon New York, RBS Securities Corp, Scotia Capital Inc, Societe Generale, BMO Nesbitt Burns/ Harris Nesbitt, TD Securities, Morgan Stanley, UBS, Stephens Inc, Friedman Billings Ramsey & Co Inc, Credit Suisse First Boston Corp.


CMG Mid Cap Growth Fund


On March 8, 2005,CMG Mid Cap Growth Fund (Fund) purchased 400 par value of equity of International Securities Exchange (Securities) for a total purchase price of $7,200 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:CIBC World Markets, Lehman Brothers, ABN Amro, BNP Paribas, BNY Capital Markets, Piper Jaffray & Co Wachovia Securities, Inc., Citigroup, Deutsche Bank Securities Inc, Goldman Sachs & Co, Bank of New York Securities, Bear Stearns & Co Inc.,Calyon New York, RBS Securities Corp, Scotia Capital Inc, Societe Generale, BMO Nesbitt Burns/ Harris Nesbitt, TD Securities, Morgan Stanley, UBS, Stephens Inc, Friedman Billings Ramsey & Co Inc, Credit Suisse First Boston Corp.


CMG Mid Cap Value Fund


On January 20, 2005,CMG Mid Cap Value Fund (Fund) purchased 50,000 par value of equity of Celanese Corp (Common Stock) (Securities) for a total purchase price of $80,000 from Lehman Brothers, Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:CIBC World Markets, Lehman Brothers, ABN Amro, BNP Paribas, BNY Capital Markets, Piper Jaffray & Co Wachovia Securities, Inc., Citigroup, Deutsche Bank Securities Inc, Goldman Sachs & Co, Bank of New York Securities, Bear Stearns & Co Inc.,Calyon New York, RBS Securities Corp, Scotia Capital Inc, Societe Generale, BMO Nesbitt Burns/ Harris Nesbitt, TD Securities, Morgan Stanley, UBS, Stephens Inc, Friedman Billings Ramsey & Co Inc, Credit Suisse First Boston Corp.


CMG Strategic Equity Fund


On January 20, 2005,CMG Strategic Equity Fund (Fund) purchased 6,200 par value of equity of Celanese Corp (Common Stock) (Securities) for a total purchase price of $99,200 from Lehman Brothers, Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:CIBC World Markets, Lehman Brothers, ABN Amro, BNP Paribas, BNY Capital Markets, Piper Jaffray & Co Wachovia Securities, Inc., Citigroup, Deutsche Bank Securities Inc, Goldman Sachs & Co, Bank of New York Securities, Bear Stearns & Co Inc.,Calyon New York, RBS Securities Corp, Scotia Capital Inc, Societe Generale, BMO Nesbitt Burns/ Harris Nesbitt, TD Securities, Morgan Stanley, UBS, Stephens Inc, Friedman Billings Ramsey & Co Inc, Credit Suisse First Boston Corp.


On March 8, 2005,CMG Strategic Equity Fund (Fund) purchased 13,900 par value of equity of International Securities Exchange (Securities) for a total purchase price of $250,200 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:CIBC World Markets, Lehman Brothers, ABN Amro, BNP Paribas, BNY Capital Markets, Piper Jaffray & Co Wachovia Securities, Inc., Citigroup, Deutsche Bank Securities Inc, Goldman Sachs & Co, Bank of New York Securities, Bear Stearns & Co Inc.,Calyon New York, RBS Securities Corp, Scotia Capital Inc, Societe Generale, BMO Nesbitt Burns/ Harris Nesbitt, TD Securities, Morgan Stanley, UBS, Stephens Inc, Friedman Billings Ramsey & Co Inc, Credit Suisse First Boston Corp.


CMG Small Cap Fund

On January 25, 2005,CMG Small Cap Fund (Fund) purchased 5,800 par value of equity of CFI Group, Inc (Securities) for a total purchase price of $121,800 from Merrill Lynch Pierce Fenner & Smith pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:CIBC World Markets, Lehman Brothers, ABN Amro, BNP Paribas, BNY Capital Markets, Piper Jaffray & Co Wachovia Securities, Inc., Citigroup, Deutsche Bank Securities Inc, Goldman Sachs & Co, Bank of New York Securities, Bear Stearns & Co Inc.,Calyon New York, RBS Securities Corp, Scotia Capital Inc, Societe Generale, BMO Nesbitt Burns/ Harris Nesbitt, TD Securities, Morgan Stanley, UBS, Stephens Inc, Friedman Billings Ramsey & Co Inc, Credit Suisse First Boston Corp.


On March 8, 2005,CMG Small Cap Fund (Fund) purchased 1,600 par value of equity of International Securities Exchange (Securities) for a total purchase price of $28,800 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:CIBC World Markets, Lehman Brothers, ABN Amro, BNP Paribas, BNY Capital Markets, Piper Jaffray & Co Wachovia Securities, Inc., Citigroup, Deutsche Bank Securities Inc, Goldman Sachs & Co, Bank of New York Securities, Bear Stearns & Co Inc.,Calyon New York, RBS Securities Corp, Scotia Capital Inc, Societe Generale, BMO Nesbitt Burns/ Harris Nesbitt, TD Securities, Morgan Stanley, UBS, Stephens Inc, Friedman Billings Ramsey & Co Inc, Credit Suisse First Boston Corp.